UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 22, 2022

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2022, TrueBlue, Inc. (the “Company”) announced Taryn Owen has been named President and Chief Operating Officer of the Company, effective September 22, 2022. Ms. Owen, age 44, most recently served as Executive Vice President of the Company and President of PeopleReady and PeopleScout since October 2021. Biographical information regarding Ms. Owen is included on page 24 of the Company’s proxy statement for its 2022 Annual Meeting of Shareholders and is incorporated herein by reference.

In connection with Ms. Owen’s appointment as President and Chief Operating Officer of the Company, on October 3, 2022, Ms. Owen will receive a one-time grant of restricted stock units valued at $264,000, which shall vest in equal installments over four years. Also in connection with this appointment, Ms. Owen entered into a new Employment Agreement with the Company, effective September 22, 2022 (the “New Employment Agreement”), substantially the same as the Employment Agreement previously entered into with the Company, dated September 15, 2021, except that the New Employment Agreement provides for 18 months of severance payments instead of 12 months of severance payments in the event of her termination without cause by the Company, or with good reason by Ms. Owen (the terms “cause” and “good reason” are as defined in the New Employment Agreement). In addition, Ms. Owen entered into a new Non-Competition Agreement with the Company, dated September 27, 2022 (the “New Non-Competition Agreement”) substantially the same as the Non-Competition Agreement previously entered into with the Company, dated September 15, 2021, except that the New Non-Competition Agreement provides for an 18-month prohibition against competition, instead of 12 months.

The foregoing description of the New Employment Agreement and New Non-Competition Agreement is qualified in its entirety by reference to the full text of the New Employment Agreement and New Non-Competition Agreement, which are filed as Exhibits in section 9.01 of this Current Report on Form 8-K and is incorporated by reference herein.

There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Owen, or any member of her immediate family, has a direct or indirect material interest.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith
10.1	Employment Agreement, dated September 22, 2022, by and between TrueBlue, Inc. and Taryn Owen	X
10.2	Non-Competition Agreement, dated September 27, 2022, by and between TrueBlue, Inc. and Taryn Owen	X
104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	September 27, 2022	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer